Business Combinations (Tables)	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Unaudited Pro Forma Information Based on MAA's Historical Consolidated Statement of Operations
The unaudited pro forma information set forth below is based on MAALP’s historical Consolidated Statements of Operations for the years ended December 31, 2012 and 2011, adjusted to give effect to these transactions as though they occurred at the beginning of the earliest year presented. Pro forma results are not necessarily indicative of future results.

	Pro forma (Unaudited) Period Ended December 31, (in thousands, except per unit data)
	2012	2011
Total Revenue (1)	$463,662	$418,593
Net Income available to common unitholders (1)	$107,128	$47,175
Earnings per unit, diluted (1)	$2.54	$1.21